SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant /x/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

/_/ Preliminary Proxy Statement
/x/ Definitive Proxy Statement
/_/ Definitive Additional Materials
/_/ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             MATLACK SYSTEMS, INC.
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/_/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
/_/ $500 per each party to the controversy pursuant to
    Exchange Act Rule 14a-6(i)(3).
/_/ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________

___________
*Set forth the amount on which the filing fee is calculated and state how it was determined.

                             MATLACK SYSTEMS, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 30, 1997

                            ------------------------

TO THE HOLDERS OF COMMON STOCK:

     PLEASE TAKE NOTICE that the 1997 Annual Meeting of Shareholders of MATLACK SYSTEMS, INC., a Delaware corporation, will be held on the First Floor, 1209 Orange Street, Wilmington, Delaware, on Thursday, January 30, 1997, at 9:30 A.M. (Eastern Standard Time) for the following purposes:

          1. To elect two Class II Directors to the Board of Directors;

          2. To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The Proxy Statement dated December 20, 1996 is attached.

     The Board of Directors has fixed the close of business on December 13, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

     You are cordially invited to attend the Annual Meeting. If you cannot be present in person, please sign and date the enclosed proxy and promptly mail it in the enclosed return envelope which requires no United States postage. Any shareholder giving a proxy has the right to revoke it any time before it is voted.

                                              BY ORDER OF THE BOARD OF DIRECTORS
                                                   MICHAEL B. KINNARD, Secretary

Dated: Wilmington, Delaware
       December 20, 1996

                            ------------------------

        YOU ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO UNITED STATES POSTAGE.

                                PROXY STATEMENT

                             MATLACK SYSTEMS, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 30, 1997

                            ------------------------

     The information concerning the enclosed proxy and the matters to be acted upon at the Annual Meeting of Shareholders to be held on January 30, 1997 (the "Annual Meeting") is submitted to the shareholders for their information.

                   SOLICITATION OF AND POWER TO REVOKE PROXY

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of MATLACK SYSTEMS, INC., a Delaware corporation (the "Company"). Proxies solicited hereby are to be voted at the Annual Meeting or at any adjournment thereof.

     The mailing address for the Company's principal executive office is P.O. Box 8790, Wilmington, Delaware 19899. This Proxy Statement and the form of proxy were first sent to the Company's shareholders on December 20, 1996.

     A form of proxy is enclosed. Each proxy submitted will be voted as directed but, if not otherwise specified, proxies solicited by the Board of Directors of the Company will be voted in favor of the candidates for election to the Board of Directors as Class II Directors.

     The solicitation of proxies will be by mail. It may be that further solicitation of proxies will be made by telephone, telegram or interview with some shareholders of the Company, following the original solicitation. All such further solicitations will be made by regular officers and employees of the Company, who will not be additionally compensated therefor, or its Transfer Agent. The Company will bear the entire cost of all such solicitations, which will be nominal and include reimbursements paid to brokerage firms and others for their expenses in forwarding solicitation material regarding the meeting to beneficial owners.

     Each shareholder has the right to revoke his or her proxy at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by voting in person at the Annual Meeting. Any shareholder may attend the Annual Meeting and vote in person, whether or not such shareholder has previously given a proxy.

                             ELECTION OF DIRECTORS

     Two individuals are to be elected at the Annual Meeting to serve as Class II Directors for a term of three years each, and until the election and qualification of their successors. Four other individuals serve as directors but are not standing for re-election because their terms as directors extend past the Annual Meeting pursuant to provisions of the Company's Certificate of Incorporation which provide for the election of directors for staggered terms, with each director serving a three year term.

     Unless a shareholder WITHHOLDS AUTHORITY, the proxy holders will vote FOR the election of the persons named below to three year terms as directors. Although the Board of Directors does not contemplate the possibility, in the event a nominee is not a candidate or is unable to serve as a director at the time of the election, unless the shareholder WITHHOLDS AUTHORITY, the proxies will be voted for a nominee designated by the present Board of Directors to fill such vacancy.

     The name and age of each of the nominees, his principal occupation, the period during which he has served as a director, together with the number of shares of Common Stock beneficially owned by him, directly or indirectly, and the percentage of outstanding shares that ownership represents, all as of the close of business October 31, 1996 (according to information received by the Company), are set forth below. Similar information is also provided for those directors whose terms expire in future years.

                                                                                                    SHARES OF     PERCENT OF
          NAMES OF                          PRINCIPAL                   SERVICE AS                    COMMON      OUTSTANDING
          NOMINEES                        OCCUPATION(1)                  DIRECTOR          AGE       STOCK(2)       SHARES
----------------------------  --------------------------------------  ---------------  -----------  ----------  ---------------
Class II (Term Expires 2000)

John W. Rollins, Jr.          Chairman of the Board; President,         1988 to date        54      221,325(4)        2.5%
                              Chief Operating Officer and Director,
                              Rollins Truck Leasing Corp.*; Senior
                              Vice Chairman of the Board, Rollins
                              Environmental Services, Inc.** (3)

William B. Philipbar, Jr.     Retired; Former President and Chief       1993 to date        71        1,606            --
                              Executive Officer, Rollins
                              Environmental Services, Inc.**

                                                                                                    SHARES OF     PERCENT OF
  NAMES OF DIRECTORS WHOSE                  PRINCIPAL                   SERVICE AS                    COMMON      OUTSTANDING
   TERMS HAVE NOT EXPIRED                 OCCUPATION(1)                  DIRECTOR          AGE       STOCK(2)       SHARES
----------------------------  --------------------------------------  ---------------  -----------  ----------  ---------------
Class I (Term Expires 1999)

Patrick J. Bagley             Vice President - Finance and              1988 to date        49       10,015           0.1%
                              Treasurer; Vice President - Finance
                              and Treasurer, Rollins Truck Leasing
                              Corp.*

Gerard J. Trippitelli         President and Chief Executive             1988 to date        53       69,240           0.8%
                              Officer(3)

Class III (Term Expires 1998)

John W. Rollins               Chairman of the Board and Chief           1988 to date        80    1,003,684(5)       11.5%
                              Executive Officer, Rollins Truck
                              Leasing Corp.*; Chairman of the Board
                              and Chief Executive Officer, Rollins
                              Environmental Services, Inc.**,
                              Chairman of the Board, Dover Downs
                              Entertainment, Inc.*** (3)

                                                                                                    SHARES OF     PERCENT OF
  NAMES OF DIRECTORS WHOSE                  PRINCIPAL                   SERVICE AS                    COMMON      OUTSTANDING
   TERMS HAVE NOT EXPIRED                 OCCUPATION(1)                  DIRECTOR          AGE       STOCK(2)       SHARES
----------------------------  --------------------------------------  ---------------  -----------  ----------  ---------------
Henry B. Tippie               Chairman of the Executive Committee;      1988 to date       69        300,000(6)        3.4%
                              Chairman of the Executive Committee
                              and Vice Chairman of the Board,
                              Rollins Truck Leasing Corp.*; Chairman
                              of the Executive Committee and
                              Director, Rollins Environmental
                              Services, Inc.**; Chairman of the
                              Board and Chief Executive Officer,
                              Tippie Services, Inc. (Management
                              Services); Vice Chairman of the Board,
                              Dover Downs Entertainment, Inc. ***

------------------

  *Rollins Truck Leasing Corp. is engaged in the business of truck leasing. **Rollins Environmental Services, Inc. is engaged in the business of industrial waste disposal.
***Dover Downs Entertainment, Inc. operates a multi-purpose gaming and entertainment complex.

(1) Except as noted, the nominees and other directors have held the positions of responsibility set out in the above column (but not necessarily their present titles) for more than five years. In addition to the directorships listed in the above column, the following individuals also serve on the board of directors of the following companies: John W. Rollins, Rollins, Inc., RPC Energy Services, Inc., and FPA Corp.; John W. Rollins, Jr., Dover Downs Entertainment, Inc.; Henry B. Tippie, Rollins, Inc. and RPC Energy Services, Inc.; William B. Philipbar, Jr., Rollins Truck Leasing Corp. and Rollins Environmental Services, Inc.; Patrick J. Bagley, Rollins Environmental Services, Inc. and Dover Downs Entertainment, Inc.
(2) All shares are owned directly and of record.
(3) John W. Rollins is the father of John W. Rollins, Jr. Mr. Trippitelli is married to a first cousin of Eugene C. Bonacci, a Named Executive of the Company.
(4) Does not include 62,998* shares held as Co-Trustee and 3,000* shares held by his wife.
(5) Does not include 24,268* shares held by his wife and 15,687* shares held by his wife as Custodian for his minor children.
(6) Does not include 163,821* shares held as Co-Trustee; 5,500* shares held as Trustee; 5,500* shares owned by his wife; 4,500* shares held by his wife as Trustee for his children; and 27,000* shares owned by a partnership over which Mr. Tippie has sole voting power.

------------------
* The Messrs. Rollins and Tippie disclaim any beneficial interest in these holdings.

                                 CAPITAL STOCK

     The outstanding capital stock of the Company on December 13, 1996 consisted of 8,758,846 shares of Common Stock, par value $l.00 per share. Holders of Common Stock are entitled to one vote (non-cumulative) for each share of such stock registered in their respective names at the close of business on December 13, 1996, the record date for determining shares entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     The holders of a majority of the issued and outstanding Common Stock constitute a quorum at any meeting of shareholders and the affirmative vote of a majority of the shares present is required for shareholder approval, except for certain proposals to amend the Certificate of Incorporation which require the affirmative vote of the holders of a majority of all outstanding Common Stock for approval. Other amendments to the Certificate of Incorporation concerning:
(a) special meetings of shareholders; (b) amendments to the by-laws; (c) provisions relating to the Board of Directors; and (d) certain business transactions, when not approved by a majority of the Board of Directors, require the affirmative vote of 75% of the shares then entitled to be voted for approval.

     As of October 31, 1996, four persons were known to the Company to own beneficially more than five percent (5%) of the outstanding shares of Common Stock of the Company. The name and address of each such person together with the number of shares so owned and the percentage of outstanding shares that ownership represents and information as to Common Stock ownership of the Named Executives identified in the Summary Compensation Table and the officers and directors of the Company as a group (according to information received by the Company) are set forth below:

                                                             NUMBER OF SHARES
                                                               AND NATURE OF
 TITLE OF                                                       BENEFICIAL         PERCENT OF
   CLASS       NAMES AND ADDRESSES OF BENEFICIAL OWNERS        OWNERSHIP(1)           CLASS
-----------  --------------------------------------------  ---------------------  -------------

Common       John W. Rollins                                     1,003,684             11.5%
             One Rollins Plaza
             Wilmington, DE 19803

Common       Dimensional Fund Advisors, Inc.                       548,867(2)           6.3%
             1299 Ocean Avenue, Suite 1100
             Santa Monica, CA 90401

Common       Alpine Capital, L.P., et al                         1,742,750(3)          19.9%
             201 Main Street, Suite 3100
             Fort Worth, TX 76102

Common       Rollins Properties, Inc.                              600,000              6.9%
             One Rollins Plaza
             Wilmington, DE 19803

Common       Gerard J. Trippitelli                                  69,240               .8%
             One Rollins Plaza
             Wilmington, DE 19803

Common       Eugene C. Bonacci                                      39,659               .5%
             One Rollins Plaza
             Wilmington, DE 19803

Common       All Directors and Officers as a Group               1,645,529             18.8%
             (8 persons)

------------------

(1) As to officers and directors, owned directly and of record.

(2) Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 548,867 shares of stock as of September 30, 1996, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc. (the "Fund"), a registered open-end investment company, or in series of The DFA Investment Trust Company (the "Trust"), a

    Delaware business trust, or the DFA Group Trust and the DFA Participating Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

          Sole Voting Power             =      404,075 shares*
          Shared Voting Power           =      0
          Sole Dispositive Power        =      548,867
          Shared Dispositive Power      =      0

    *Persons who are officers of Dimensional also serve as officers of the Fund and the Trust, each an open-end management investment company registered under the Investment Company Act of 1940. In their capacity as officers of the Fund and the Trust, these persons vote 75,650 additional shares which are owned by the Fund and 69,142 shares which are owned by the Trust (both included in Sole Dispositive Power above).

(3) Includes 1,573,794 shares held by Alpine Capital, L.P., a Texas limited partnership ("Alpine") and 168,956 shares held by The Anne T. and Robert M. Bass Foundation, a Texas non-profit corporation ("Foundation"). The two general partners of Alpine are Robert W. Bruce III and Algenpar, Inc. Algenpar, Inc. is a Texas corporation controlled by J. Taylor Crandall. Mr. Bruce, through The Robert Bruce Management Co., Inc., shares investment discretion over the shares held by the Foundation with Mr. Crandall, Anne T. Bass and Robert M. Bass, who serve as directors of the Foundation.

                    BOARD OF DIRECTORS AND BOARD COMMITTEES

     The Board of Directors held four regularly scheduled meetings during fiscal year 1996. All members of the Board attended each meeting.

     Audit Committee. The Audit Committee consists of William B. Philipbar, Jr., Chairman, and Henry B. Tippie. The Audit Committee held two meetings during the last fiscal year. The Committee's functions include consulting with the Company's independent public accountants concerning the scope and results of the audit, reviewing the evaluation of internal accounting controls and inquiring into special accounting-related matters.

     Executive Committee. The Executive Committee consists of Henry B. Tippie, Chairman, John W. Rollins, John W. Rollins, Jr. and Gerard J. Trippitelli. The Executive Committee held one meeting during the last fiscal year. The Executive Committee has the power to exercise all of the powers and authority of the Board of Directors in the management of the business and affairs of the Company in accordance with the provisions of the by-laws of the Company. The Executive Committee performs all of the functions of a compensation committee of the Board of Directors.

     Stock Option Committee. The Stock Option Committee consists of Henry B. Tippie, Chairman, and John W. Rollins. Mr. Tippie and Mr. Rollins are disinterested directors within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934. Neither participates in any Company stock option plan. The Stock Option Committee held one meeting during the last fiscal year. The Stock Option Committee administers the Company's outstanding Stock Options Plans including the granting of options to various employees of the Company and its subsidiaries.

     The Company does not have a nominating committee of the Board of Directors.

                            DIRECTOR'S COMPENSATION

     Directors who are not full-time employees of the Company or any of its subsidiaries are paid an attendance fee of $750 for each Board of Directors or committee meeting attended.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph on page 8 shall not be incorporated by reference into any such filings.

           REPORT OF THE EXECUTIVE AND STOCK OPTION COMMITTEES OF THE
                  BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     During fiscal year 1996, the members of the Executive Committee of the Board of Directors held primary responsibility for determining executive compensation levels.

     The Company is engaged in a highly competitive industry. As a consequence, the Company views its ability to attract and retain qualified executives as the cornerstone of its future success. In order to accomplish this objective, the Company has endeavored to structure its executive compensation in a fashion that takes into account the Company's operating performance and the individual performance of the executive. Of necessity, this analysis is subjective in nature and not based upon a structured formula. The factors referred to above are not weighted in an exact fashion.

     Pursuant to the above compensation philosophy, the total annual compensation of executive officers of the Company is made up of one or more of three elements. The three elements are salary, an annual incentive compensation package and, in some years, grants of stock options.

     The salary of each executive officer is determined by the Executive Committee. As previously stated, in making its determinations the Executive Committee gives consideration to the Company's operating performance for the prior fiscal year, increases in share value and the individual executive's performance.

     The annual incentive compensation package for executive officers is developed by the Chief Executive Officer of the Company prior to the end of each fiscal year. It is based upon a performance formula for the ensuing fiscal year. That performance formula and incentive package is then reviewed by the Executive Committee and is either accepted, amended or modified. Other than the CEO, none of the members of the Executive Committee participate in the incentive program, nor does any member of the Board of Directors, except for the CEO, who is also a director. The CEO does not participate in the deliberations of the Executive Committee when his salary or incentive is determined.

     Awards under the Company's Stock Option Plans are purely discretionary, are not based upon any specific formula, and may or may not be granted in any given fiscal year. Grants made under and the administration of the Company's Stock Option Plan is by disinterested directors within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934. When considering the grant of stock options, the Stock Option Committee gives consideration to the overall performance of the Company and the performance of individual employees.

                                CEO COMPENSATION

     The CEO's compensation is determined by the Executive Committee and the Stock Option Committee. As is the case with respect to the Named Executives, the CEO's compensation is based upon the Company's operating performance and his individual performance. The CEO's compensation consists of the same three elements identified above with respect to Named Executives: salary; an annual incentive; and, in some years, grants of stock options. The determination of salary and the award of stock options, if any, are subjective and not based upon any specific formula or guidelines. The determination of an annual incentive is based on the amount by which the Company's pre-tax earnings exceed a target established by the Executive Committee prior to the beginning of the fiscal year. The target is revised annually. For fiscal year ending September 30, 1996, the Company's pre-tax earnings did not exceed the target established by the Executive Committee and, therefore, no incentive compensation was paid to Mr. Trippitelli. The CEO is not a member of the Stock Option Committee and does not participate in the deliberations of the Executive Committee when his salary or incentive is determined.

                              Executive Committee
                              Henry B. Tippie, Chairman
                              John W. Rollins
                              John W. Rollins, Jr.
                              Gerard J. Trippitelli

                              Stock Option Committee
                              Henry B. Tippie, Chairman
                              John W. Rollins

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based on its review of the copies of such forms received by it, the Company believes that during its fiscal year ended 1996 all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except as follows: Gerard J. Trippitelli inadvertently filed a late Form 4 with respect to shares he acquired through the exercise of stock options.

                            COMMON STOCK PERFORMANCE

     The following graph reflects a comparison of the cumulative total shareholder return on the Company's common stock with the S&P Composite 500 Index and the S&P Truckers Index, respectively, for the five year period commencing October 1, 1991 through September 30, 1996. The graph assumes that the value of the investment in the Company's common stock and each index was 100 at September 30, 1991 and all dividends were reinvested. The comparisons in this table are required by the Securities and Exchange Commission and, therefore, are not intended to forecast or be necessarily indicative of any future return on the Company's common stock.

                  IN PRINTED DOCUMENT CHART WAS INSERTED HERE.
                             THE PLOT POINTS FOLLOW.

                                                                                     YEARS
                                                        ----------------------------------------------------------------
                                                          1991       1992       1993       1994       1995       1996
                                                        ---------  ---------  ---------  ---------  ---------  ---------
Matlack Systems, Inc..................................        100        176        364        395        355        268
S&P Composite 500 Index...............................        100        111        125        130        169        203
S&P Truckers Index....................................        100        111        110        111        104         80

Assumes $100 invested on October 1, 1991

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The following directors serve on the Company's Executive Committee: John W. Rollins, John W. Rollins, Jr., Henry B. Tippie and Gerard J. Trippitelli. Each is an employee of the Company but none participates in the deliberations of the Executive Committee with respect to his own compensation. John W. Rollins, John
W. Rollins, Jr. and Henry B. Tippie are members of the Executive Committees of Rollins Truck Leasing Corp. and Rollins Environmental Services, Inc. The Executive Committee of each of these two companies performs the functions of a compensation committee. John W. Rollins and Henry B. Tippie serve on the Compensation Committee of Dover Downs Entertainment, Inc. Patrick J. Bagley serves as a director of Rollins Environmental Services, Inc. and Dover Downs Entertainment, Inc.

                             EXECUTIVE COMPENSATION

     Shown below is information concerning the annual compensation for services in all capacities to the Company for the fiscal years ended September 30, 1994, 1995 and 1996, of those persons who were, at September 30, 1996, (i) the Chief Executive Officer and (ii) the other most highly compensated executive officers of the Company whose total annual salary exceeded $100,000 (the "Named Executives"):

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG TERM COMPENSATION
                                                                               -------------------------------------
                                                                                        AWARDS
                                                  ANNUAL COMPENSATION          ------------------------    PAYOUTS
                                         -------------------------------------  RESTRICTED      STOCK    -----------
                                                                OTHER ANNUAL       STOCK      OPTIONS/      LTIP       ALL OTHER
         NAME AND                         SALARY      BONUS       COMP. (2)      AWARDS(3)      SARS       PAYOUTS   COMPENSATION
    PRINCIPAL POSITION       YEAR (1)        $          $             $              $            #           $             $
--------------------------  -----------  ---------  ---------  --------------- -------------  ---------  ----------- -------------
Gerard J. Trippitelli          1996       261,250        -0-         --             -0-         12,000       -0-          -0-
President and CEO              1995       247,500     21,480         --             -0-          9,000       -0-          -0-
                               1994       232,500    136,334         --             -0-            -0-       -0-          -0-

Eugene C. Bonacci              1996       173,655        -0-         --             -0-          9,000       -0-          -0-
Senior Vice                    1995       168,656        -0-         --             -0-          6,000       -0-          -0-
President and COO              1994       162,311     64,357         --             -0-            -0-       -0-          -0-


------------------
(1) Fiscal years ending September 30.
(2) The only type of Other Annual Compensation for each of the named officers was in the form of perquisites and was less than the level required for reporting.
(3) No awards have ever been made.

        OPTION AND STOCK APPRECIATION RIGHTS GRANTS IN LAST FISCAL YEAR

     The following table sets forth stock options granted in the fiscal year ending September 30, 1996 to each of the Company's Named Executives. Employees of the Company and its subsidiaries are eligible for stock option grants based on individual performance. The Company did not issue any stock appreciation rights. The table also sets forth the hypothetical gains that would exist for the options at the end of their eight-year terms, assuming compound rates of stock appreciation of 0%, 5% and 10%. The actual future value of the options will depend on the market value of the Company's Common Stock. All option exercise prices are based on the market price on the grant date.

                                                     INDIVIDUAL GRANTS(1)
                                      --------------------------------------------------        POTENTIAL REALIZABLE VALUE
                                                  % OF TOTAL                                 AT ASSUMED ANNUAL RATES OF STOCK
                                                    OPTIONS                                       PRICE APPRECIATION FOR
                                                  GRANTED TO                                          OPTION TERM (2)
                                       OPTIONS     EMPLOYEES     EXERCISE                 ---------------------------------------
                                       GRANTED     IN FISCAL       PRICE     EXPIRATION
                NAME                     (#)         YEAR         ($/SH)        DATE       0%            5%              10%
------------------------------------  ---------  -------------  -----------  -----------  ---       ------------     ------------
Gerard J. Trippitelli                    12,000          6.6%    $    8.25     11/14/03    --        $    47,268     $   113,215
Eugene C. Bonacci                         9,000          5.0%    $    8.25     11/14/03    --        $    35,451     $    84,911
All employees as a group (3)            181,200        100.0%    $    8.25     11/14/03    --        $   713,747     $ 1,709,551
Total potential stock price appreciation from November 15,
  1995 to November 14, 2003 for all stockholders at assumed
  rates of stock price appreciation (4)                                                    --        $34,493,446     $82,617,892

------------------

(1) Options were granted on November 15, 1995.

(2) These amounts, based on assumed appreciation rates of 0% and the 5% and 10% rates prescribed by the Securities and Exchange Commission rules, are not intended to forecast possible future appreciation, if any, of the Company's stock price. These numbers do not take into account certain provisions of options providing for termination of the option following termination of employment, nontransferability or phased-in vesting. The Company did not use an alternative formula for a grant date valuation as it is not aware of any formula which will determine with reasonable accuracy a present value based on future unknown or volatile factors. Future compensation resulting from option grants is based solely on the performance of the Company's stock price.

(3) Based on 181,200 options granted on November 15, 1995 at an exercise price of $8.25.

(4) Based on a price of $8.25 on November 15, 1995 and a total of 8,756,896 shares of Common Stock outstanding on October 31, 1996.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

     The following table summarizes option exercises during fiscal 1996 by the Company's Named Executives, and the value of the options held by such persons as of September 30, 1996. The Company has not granted and does not have any Stock Appreciation Rights outstanding.

                                                                                                  VALUE OF
                                                                     NUMBER OF                  UNEXERCISED
                                                                    UNEXERCISED                 IN-THE-MONEY
                                                 VALUE              OPTIONS AT                   OPTIONS AT
                           SHARES ACQUIRED     REALIZED             FY-END (#)                   FY-END ($)
          NAME             ON EXERCISE (#)      ($)(1)       EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE(2)
------------------------  -----------------  -------------  ---------------------------  --------------------------
Gerard J. Trippitelli         6,812            $34,690         9,682         35,628        $9,546          $27,538
Eugene C. Bonacci             4,950            $29,419         7,750         24,950        $9,844          $20,825

------------------
(1) Fair market value of underlying security at exercise date less the exercise price.

(2) The value of the Company's common stock on September 30, 1996 was $7.375 per share.

              LONG-TERM INCENTIVE PLAN AWARDS IN LAST FISCAL YEAR

     There were no Long-Term Incentive Plan awards to the Named Executives during fiscal year 1996.

                             DEFINED BENEFIT PLANS

     The Company's Pension Plan is a non-contributory qualified employee defined benefit plan. All full-time employees of the Company (except certain employees covered by collective bargaining agreements) are eligible to participate in the Pension Plan. Retirement benefits are equal to the sum of 1.35% of earnings up to covered compensation, as that term is defined in the Plan, and 1.7% of earnings above covered compensation. Covered compensation includes regular salaries or wages, commissions, bonuses, overtime earnings and short-term disability income protection benefits.

     Retirement benefits are not subject to any reduction for Social Security benefits or other offset amounts. An employee's benefits may be paid in certain alternative forms having actuarially equivalent values. Retirement benefits are fully vested at the completion of five years of credited service or, if earlier, upon reaching age 55. The maximum annual benefit under a qualified pension plan is currently $120,000 beginning at the Social Security retirement age (currently age 65).

     The Company maintains a non-qualified, defined benefit plan, called the Excess Benefit Plan, which covers those participants of the Pension Plan whose benefits are limited by the Internal Revenue Code. A participant in the Excess Benefit Plan is entitled to a benefit equaling the difference between the amount of the benefit payable without limitation and the amount of the benefit payable under the Pension Plan.

     Annual pension benefit projections for the Named Executives assume: (a) that the participant remains in the service of the Company until age 65; (b) that the participant's earnings continue at the same rate as paid in the fiscal year ended September 30, 1996 during the remainder of his service until age 65; and (c) that the Plans continue without substantial modification. The estimated annual benefit at retirement for each of the Named Executives is: Gerard J. Trippitelli, $104,020; and Eugene C. Bonacci, $58,740.

                                    AUDITORS

     The Board of Directors has not selected or recommended the name of an independent public accounting firm for approval or ratification by the shareholders. The Board of Directors believes that it will be in the best interests of the shareholders if it is free to make such determination based upon all factors that are then relevant.

     KPMG Peat Marwick LLP served as the Company's auditors for the fiscal year ended September 30, 1996. A representative of KPMG Peat Marwick LLP will be present at the Annual Meeting and will have the opportunity to make a statement should such representative so desire. Such representative also will be available to answer questions raised orally.

     During the fiscal year ended September 30, 1996, KPMG Peat Marwick LLP's services rendered to the Company consisted of auditing the Company's financial statements. In this connection, KPMG Peat Marwick LLP performed such tests of the Company's accounting records and other auditing procedures as were required by generally accepted auditing standards.

                             SHAREHOLDER PROPOSALS

     Appropriate proposals of eligible shareholders (an eligible shareholder must be a record or beneficial owner of at least 1% or $1,000 in market value of securities entitled to be voted at the meeting and have held such securities for at least one year) intended to be presented at the Company's next Annual Meeting of Shareholders must be received by the Company no later than August 22, 1997 for inclusion in the Proxy Statement and form of proxy relating to that meeting.

                                 MISCELLANEOUS

     ON WRITTEN REQUEST OF ANY RECORD OR BENEFICIAL SHAREHOLDER OF THE COMPANY, THE COMPANY WILL PROVIDE, FREE OF CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1996, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. REQUESTS FOR A COPY OF FORM 10-K SHOULD BE MADE IN WRITING AND ADDRESSED TO:

                         PATRICK J. BAGLEY
                         VICE PRESIDENT - FINANCE AND TREASURER
                         MATLACK SYSTEMS, INC.
                         P. O. BOX 8790
                         WILMINGTON, DELAWARE 19899

     THE COMPANY WILL CHARGE REASONABLE OUT-OF-POCKET EXPENSES FOR THE REPRODUCTION OF EXHIBITS TO FORM 10-K SHOULD A SHAREHOLDER REQUEST COPIES OF SUCH EXHIBITS.

     The Company's Annual Report for the fiscal year ended September 30, 1996 has been mailed to shareholders under separate cover.

     The Board of Directors knows of no business other than the matters set forth herein which will be presented at the meeting. Inasmuch as matters not known at this time may come before the meeting, the enclosed proxy confers discretionary authority with respect to such matters as may properly come before the meeting and it is the intention of the persons named in the proxy to vote in accordance with their judgment on such matters.

                                              BY ORDER OF THE BOARD OF DIRECTORS
                                                   MICHAEL B. KINNARD, Secretary

Wilmington, Delaware
December 20, 1996

                              MATLACK SYSTEMS, INC.

  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS

                  Thursday, January 30, 1997, 9:30 A.M., E.S.T.

     The undersigned hereby constitutes and appoints John W. Rollins and Michael
B. Kinnard, and each of them jointly and severally, proxies with full power of substitution, to vote all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on January 30, 1997 at 9:30 A.M. Eastern Standard Time, First Floor, 1209 Orange Street, Wilmington, Delaware, or at any adjournment thereof, on all matters set forth in the Notice of Annual Meeting and Proxy Statement dated December 20, 1996 as follows:

                                                           (Mark only one box)

1.  ELECTION OF DIRECTORS

    Nominees:       John W. Rollins, Jr. and William B. Philipbar, Jr.

    |_| VOTE FOR all nominees listed above; except vote withheld from the following nominee (if any):

    |_|             VOTE WITHHELD FROM all nominees.

2. At their discretion, upon such matters as may properly come before the Annual Meeting or any adjournment thereof.

                                                                        (OVER)

                           (CONTINUED FROM OTHER SIDE)


     The undersigned acknowledges receipt of the aforesaid Notice of Annual Meeting and Proxy Statement, each dated December 20, 1996, grants authority to any of said proxies, or their substitutes, to act in the absence of others, with all the powers which the undersigned would possess if personally present at such meeting, and hereby ratifies and confirms all that said proxies, or their substitutes, may lawfully do in the undersigned's name, place and stead.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MATLACK SYSTEMS, INC. AND THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. IF NO CHOICE IS SPECIFIED BY YOU, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.


Please sign below, date and return promptly.




------------------------------
Signature(s) of Shareholder(s)


DATED: January __, 1997

     Signature(s) should conform to name(s) and title(s) stenciled hereon. Executors, administrators, trustees, guardians and attorneys should add their title(s) on signing.

NO POSTAGE IS REQUIRED IF THIS
PROXY IS RETURNED IN THE ENCLOSED
ENVELOPE AND MAILED IN THE
UNITED STATES.